UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-04760

DWS Advisor Funds

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	6/30/07

ITEM 1.           REPORT TO STOCKHOLDERS

JUNE 30, 2007

Semiannual Report to Shareholders

DWS RREEF Global Real Estate Securities Fund

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. The fund involves additional risk due to its narrow focus. There are special risks associated with an investment in real estate, including credit risk, interest rate fluctuations and the impact of varied economic conditions. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the fund may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2007

Classes A, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2007 are 1.68%, 2.28% and 1.28% for Class A, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended June 30, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 6/30/07
DWS RREEF Global Real Estate Securities Fund	6-Month‡	Life of Fund*
Class A	.25%	24.58%
Class C	-.23%	23.47%
Institutional Class	.33%	24.75%
FTSE EPRA/NAREIT Global Real Estate Index+	-3.92%	14.90%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on July 5, 2006. Index returns began on June 30, 2006.
+ The FTSE EPRA/NAREIT Global Real Estate Index Series is designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate. The index series includes a range of regional and country indices, Dividend+ indices, Global Sectors, Investment Focus, and a REITs and Non-REITs series. The Index is calculated using closing market prices and translates into US dollars using Reuters closing price. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Net Asset Value and Distribution Information
	Class A	Class C	Institutional Class
Net Asset Value: 6/30/07	$ 11.84	$ 11.91	$ 11.83
12/31/06	$ 12.22	$ 12.23	$ 12.23
Distribution Information: Six Months as of 6/30/07: Income Dividends	$ .36	$ .24	$ .38
Capital Gain Distributions	$ .08	$ .08	$ .08

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2007 are 1.30% Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended June 30, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns for all periods shown for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns may differ by share class.

Average Annual Total Returns as of 6/30/07
DWS RREEF Global Real Estate Securities Fund	6-Month‡	Life of Fund*
Class S	.27%	24.76%
FTSE EPRA/NAREIT Global Real Estate Index+	-3.92%	14.90%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on July 5, 2006. Index returns began on June 30, 2006.
+ The FTSE EPRA/NAREIT Global Real Estate Index Series is designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate. The index series includes a range of regional and country indices, Dividend+ indices, Global Sectors, Investment Focus, and a REITs and Non-REITs series. The Index is calculated using closing market prices and translates into US dollars using Reuters closing price. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 6/30/07	$ 11.84
12/31/06	$ 12.23
Distribution Information: Six Months as of 6/30/07: Income Dividends	$ .37
Capital Gain Distributions	$ .08

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2007 to June 30, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2007
Actual Fund Return*	Class A	Class C	Class S	Institutional Class
Beginning Account Value 1/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/07	$ 1,002.50	$ 997.70	$ 1,002.70	$ 1,003.30
Expenses Paid per $1,000*	$ 7.50	$ 12.18	$ 7.00	$ 6.76
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 1/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/07	$ 1,017.31	$ 1,012.60	$ 1,017.80	$ 1,018.05
Expenses Paid per $1,000*	$ 7.55	$ 12.28	$ 7.05	$ 6.80
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS RREEF Global Real Estate Securities Fund	1.51%	2.46%	1.41%	1.36%

For more information, please refer to the Fund's prospectuses.

Portfolio Management Review

In the following interview, Lead Portfolio Manager John F. Robertson discusses the market environment, performance results and regional positioning of DWS RREEF Global Real Estate Securities Fund during the six months ended June 30, 2007.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did the fund perform during its most recent semiannual period?

A: Following the global Real Estate Investment Trust (REIT) market's almost unsustainably strong performance in the first two months of this year, especially in Asia, real estate prices endured a sharp correction over the remainder of the six-month period based on fears of rising global interest rates. For the semiannual period ended June 30, 2007, DWS RREEF Global Real Estate Securities Fund's Class A shares returned 0.25%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for the performance of other share classes and for more complete performance information.) In comparison, the fund's benchmark, the FTSE EPRA/NAREIT Global Real Estate Index returned -3.92%.1

1 The FTSE EPRA/NAREIT Global Real Estate Index Series is designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate. The index series includes a range of regional and country indices, Dividend+ indices, Global Sectors, Investment Focus, and a REITs and Non-REITs series. The Index is calculated using closing market prices and translates into US dollars using Reuters closing price. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q: What is RREEF?

A: RREEF America, L.L.C. (RREEF), founded in 1975 and based in Chicago, New York and San Francisco, is a wholly owned subsidiary of Deutsche Bank AG and operates as the real estate and infrastructure arm of the bank's asset management division. Deutsche Bank has over 2,000 staff members covering the United States, United Kingdom/European, Australian and Asian markets.

RREEF is a full-service real estate investment advisor that manages approximately $83 billion of real estate assets on behalf of its clients, of which $15.6 billion is in real estate securities and approximately $67.4 billion is invested directly in real estate. Across the United States, RREEF has 84 property management offices located in major metropolitan areas. Around the world, RREEF has 17 corporate offices, more than 1,400 employees, and investments in approximately 30 countries. These professionals provide real-time information on market rents, vacancy rates and property values. The information advantage we obtain from this vast direct-side portfolio helps us to anticipate the trends within the various sectors of the real estate market and to evaluate how these trends will likely affect the REIT universe. RREEF is the investment advisor of DWS RREEF Global Real Estate Securities Fund, and manages the day-to-day operations of the fund's investment portfolio.

Q: Would you describe the process that the investment team uses in managing DWS RREEF Global Real Estate Securities Fund?

A: For its investment process the fund combines top-down regional allocation with an active bottom-up approach to selecting securities. Regional asset allocation is set globally by an experienced regional allocation committee based on expected returns from each region over one- and three-year periods, while stock selection is made locally by regional teams, based on a consistent bottom-up, research-driven process. In making strategic allocations and investing bottom-up locally, we divide the global real estate market into four regions: North America, Europe, Asia and Australia. We make stock selections for the fund out of a potential investing "universe" of over 450 real estate issues, and typically hold approximately 100 to 125 real estate securities in the portfolio at any given time.

Q: Would you discuss the investment environment and performance of the four regions the fund covers — North America, Europe, Australia and Asia?

A: Asia as a region posted double-digit returns for the period, driven by extremely strong performance within Japan early in 2007, and from Hong Kong and Singapore to a lesser extent. Much of this positive performance was derived from US retail and institutional investors seeking higher returns from the red-hot Japanese real estate market. These investors see enormous earnings growth potential and strong fundamentals, particularly in large cities such as Tokyo. However, in June, Asian real estate prices retreated, as large urban developers in Japan were hard hit by investors' interest rate fears.

In North America, REITs enjoyed a particularly strong January as it appeared imminent that the large office REIT Equity Office Properties would be acquired by the Blackstone Group (a private investment and advisory firm) and therefore removed from the REIT investment universe. This caused investors to reallocate across other large-cap REITs, which initially drove the North American market higher. From February through the end of the six-month period ending June 30, 2006, however, the merger and acquisition (M&A) activity that had buoyed the market for more than 12 months began to subside. Though M&A continued to provide a "floor" for the market, market watchers began to worry over valuations and whether several rounds of rate hikes by central banks globally would make REIT yields look less attractive. Problems in the subprime mortgage area also negatively affected this market, as a significant number of subprime companies are headquartered in office REIT properties in Orange County, California. June was an especially difficult month as many investors in the broader US stock market ("nondedicated" investors) rotated out of REITs.

The Australian market posted modestly positive performance, but the fund's position there benefited from currency fluctuations. Australian real estate enjoyed a rally during April as a result of M&A activity. A relatively mature REIT market, Australia tends to be less volatile than other regions — a trend that continued during most of the period.

The weakest-performing region during the six-month period was Europe. One positive note came from Germany, where the approval in January of REIT structure ("G-REIT") legislation boosted that country's real estate market. Another positive development was the acquisition of Rodamco Europe NV by Unibail to create the largest commercial real estate company in Europe. Despite these circumstances, European real estate was hit hard by the same market forces — valuation worries and fears of rising global interest rates — that have hurt the other three global real estate regions so far in 2007. The United Kingdom in particular underperformed as the Bank of England continued to raise short-term rates aggressively.

The largest individual contribution to performance during the six-month period derived from our overweight position in Mitsui Fudosan Co., Ltd., which benefited from its heavily diversified position within the strong Japanese real estate market, in areas such as office, housing, retail and investment services.2 One of the largest detractors from performance came from the fund's holdings in the US REIT Vornado Realty Trust, which saw its share price decline following its poorly structured and failed bid for Equity Office Properties.

2 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Q: What is your positioning and outlook concerning the global REIT market in the coming months?

A: Among the four main regions of the world for real estate investment, we continue to overweight Asia and are moving to a neutral position compared with the benchmark regarding North America. In Asia, fundamental factors — especially the continued strong demand for property — make us believe that this remains the most exciting region for real estate securities. Another reason for the region's attractiveness is strong economic growth in emerging markets such as Malaysia, China and the Philippines. In North America, valuations have become more compelling following the market downturn in June.

In Europe, the fund is neutral compared with its benchmark, though we do think real estate investments there will continue to benefit from the adoption of REIT legislation. Australia, where the fund remains underweight, is a slower-moving market. Earnings should continue to be solid within Australia, but real estate investment opportunities there are not as compelling.

Looking at global real estate worldwide, we share the market's concern over rising interest rates that are coming in response to increased global economic activity and inflation fears. However, real estate, as a hard asset, is generally considered to hold its value more steadfastly than stocks or bonds typically do in an inflationary environment. In addition, continued excitement over possible M&A activity is lending support to the global REIT market. Going forward, we will continue to employ our globally strategic and locally bottom-up process, focusing on high-quality assets and markets that we believe have the best fundamental characteristics.

Portfolio Summary

Asset Allocation	6/30/07	12/31/06

Common Stocks	99%	97%
Cash Equivalents	1%	2%
Closed End Investment Companies	—	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/07	12/31/06

Diversified	44%	48%
Office	16%	15%
Regional Malls	8%	6%
Shopping Centers	8%	10%
Apartments	7%	8%
Hotels	6%	5%
Industrials	4%	2%
Health Care	3%	2%
Storage	3%	3%
Manufactured Homes	1%	1%
	100%	100%
Geographical Diversification (As a % of Common Stocks)	6/30/07	12/31/06

North America	42%	40%
Asia	27%	27%
Europe	19%	22%
Australia	9%	11%
Other	3%	0%
	100%	100%

Asset allocation, sector diversification and geographical diversification are subject to change.

Ten Largest Equity Holdings at June 30, 2007 (25.7% of Net Assets)	Country	Percent
1. Mitsubishi Estate Co., Ltd. Provider of real estate services	Japan	3.6%
2. Simon Property Group, Inc. Owner and operator of regional malls and shopping centers	United States	3.5%
3. Mitsui Fudosan Co., Ltd. Provider of real estate services	Japan	3.3%
4. Vornado Realty Trust Operator of investments in community shopping centers	United States	2.6%
5. SL Green Realty Corp. Operator of investments in community shopping centers	United States	2.4%
6. General Growth Properties, Inc. Owner and developer of shopping mall centers	United States	2.4%
7. AvalonBay Communities, Inc. Self-managed, multifamily real estate investment trust	United States	2.2%
8. Sumitomo Realty & Development Co., Ltd. Developer, manager and seller of homes and condominiums	Japan	2.1%
9. Sun Hung Kai Properties Ltd. Developer and investor in real estate	Hong Kong	1.9%
10. Land Securities Group PLC A property investment and management company that invests in real estate	United Kingdom	1.7%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of June 30, 2007 (Unaudited)

	Shares	Value ($)

Common Stocks 96.5%
Australia 9.0%
Abacus Property Group	1,836,113	3,081,247
Aspen Group	1,918,518	4,164,287
Becton Property Group	468,552	1,559,416
Centro Properties Group	1,105,349	7,931,292
Centro Retail Group	1,999,324	2,872,204
Charter Hall Group	1,556,811	3,738,330
FKP Property Group	578,654	3,557,330
GPT Group	1,295,473	5,082,155
Lend Lease Corp., Ltd.	67,296	1,055,696
Macquarie Goodman Group	1,216,356	6,906,695
Macquarie Leisure Trust Group	561,887	1,571,920
Mirvac Group	712,019	3,419,857
Stockland* (a)	40	276
Stockland (a)	571,608	3,930,309
Valad Property Group	2,508,943	4,218,830
Westfield Group	419,335	7,068,111
(Cost $57,190,105)		60,157,955
Austria 0.3%
Conwert Immobilien Invest AG* (Cost $2,409,213)	120,000	2,312,906
Brazil 0.6%
Iguatemi Empresa de Shopping Centers SA	140,650	2,573,115
JHSF Participacoes SA*	240,800	1,404,354
(Cost $3,299,081)		3,977,469
Canada 1.0%
Canadian Apartment Properties Real Estate Investment Trust (REIT)	75,450	1,383,988
Morguard Real Estate Investment Trust (REIT) (Units)	412,050	5,396,008
(Cost $6,726,638)		6,779,996
Channel Islands 0.4%
Aseana Properties Ltd.*	1,000,000	1,070,000
Camper & Nicholsons Marina Investments Ltd.*	1,100,000	1,601,460
(Cost $2,423,127)		2,671,460
China 1.3%
Guangzhou R&F Properties Co., Ltd.	1,420,600	4,361,442
KWG Property Holding Ltd.*	228,000	233,272
Shui On Land Ltd.	4,725,000	4,228,598
(Cost $6,919,300)		8,823,312
Finland 0.4%
Technopolis Oyj (Cost $2,777,413)	300,000	2,815,984
France 2.1%
Fonciere des Regions	20,000	2,912,809
Gecina SA (REIT)	7,500	1,253,629
Icade	30,000	2,307,787
Klepierre	8,000	1,350,520
Societe de la Tour Eiffel (REIT)	5,320	778,319
Unibail	21,500	5,491,379
(Cost $15,949,624)		14,094,443
Germany 1.3%
Colonia Real Estate AG*	64,000	2,697,108
Deutsche Wohnen AG	55,000	2,853,464
IVG Immobilien AG	50,000	1,944,827
Magnat Real Estate Opportunities GmbH & Co.*	376,250	1,307,344
Patrizia Immobilien AG	11,931	210,889
(Cost $9,580,474)		9,013,632
Hong Kong 8.5%
China Overseas Land & Investment Ltd.	3,180,000	4,921,830
China Resources Land Ltd.	2,000,000	2,987,621
Hang Lung Properties Ltd.	2,600,000	8,940,557
Henderson Land Development Co., Ltd.	300,000	2,043,491
Hongkong Land Holdings Ltd.	2,000,000	9,002,998
Kerry Properties Ltd.	1,250,000	7,862,971
Link (REIT)	565,000	1,250,248
New World Development Co., Ltd.	3,000,000	7,506,630
Sun Hung Kai Properties Ltd.	1,035,000	12,470,531
(Cost $48,888,494)		56,986,877
Isle Of Man 0.3%
Speymill Deutsche Immobilien Co. PLC*(Cost $1,905,610)	1,400,000	1,932,726
Italy 0.3%
Risanamento SpA (Cost $2,205,297)	280,000	2,057,763
Japan 12.9%
AEON Mall Co., Ltd.	74,000	2,269,994
Heiwa Real Estate Co., Ltd.	283,000	2,065,230
Japan Real Estate Investment Corp. (REIT)	379	4,451,835
Japan Retail Fund Investment Corp. (REIT)	86	745,246
Mitsubishi Estate Co., Ltd.	900,000	24,394,209
Mitsui Fudosan Co., Ltd.	800,000	22,449,789
Nippon Building Fund, Inc. (REIT)	424	5,867,191
Nomura Real Estate Office Fund, Inc. (REIT)	300	3,231,341
Sumitomo Realty & Development Co., Ltd.	440,000	14,296,142
Tokyu Land Corp.	378,000	4,012,507
Urban Corp.	163,000	2,958,392
(Cost $82,028,070)		86,741,876
Luxembourg 0.1%
Orco Property Group (Cost $590,507)	5,000	788,279
Malaysia 0.4%
IGB Corp. Bhd. (Cost $2,179,360)	3,100,000	2,431,105
Netherlands 1.7%
Eurocommercial Properties NV (CVA) (REIT)	35,000	1,802,158
Rodamco Europe NV (REIT)	70,714	9,429,208
(Cost $11,667,860)		11,231,366
Norway 1.1%
NorGani Hotels ASA	313,900	3,725,151
Norwegian Property ASA	117,555	1,464,447
Scandinavian Property Development ASA*	250,000	1,950,161
(Cost $6,344,320)		7,139,759
Philippines 0.6%
Ayala Land, Inc.	2,637,000	992,976
Megaworld Corp.	35,000,000	3,005,811
(Cost $2,091,328)		3,998,787
Russia 0.3%
Sistema Hals (GDR) (REG S)* (a)	50,000	598,427
Sistema Hals (GDR) (REG S)* (a)	100,000	1,200,000
(Cost $1,778,750)		1,798,427
Singapore 3.1%
Allgreen Properties Ltd.	1,890,000	2,574,903
Capitaland Ltd.	1,043,000	5,510,345
CapitaMall Trust (REIT)	1,890,000	5,213,466
City Developments Ltd.	218,000	2,465,610
Mapletree Logistics Trust (REIT)	470,000	436,142
Suntec Real Estate Investment Trust (REIT)	1,890,000	2,393,492
The Ascott Group Ltd.	2,000,000	2,388,675
(Cost $15,774,546)		20,982,633
South Africa 0.6%
Growthpoint Properties Ltd. (Units)	1,300,000	2,729,217
Madison Property Fund Managers Holdings, Ltd. (Units)	851,450	1,080,539
(Cost $3,576,361)		3,809,756
Sweden 0.8%
Castellum AB	30,000	362,000
Hufvudstaden AB "A"	140,000	1,609,396
Klovern AB	500,000	1,984,444
Lennart Wallenstam Byggnads AB "B"	60,000	1,397,265
(Cost $4,586,754)		5,353,105
United Kingdom 10.3%
Big Yellow Group PLC	301,757	3,160,854
British Land Co. PLC (REIT)	365,000	9,767,680
Dawnay Day Sirius Ltd.*	1,395,810	1,832,483
Derwent Valley Holdings PLC	150,000	5,493,575
Equest Balkan Properties PLC	700,000	1,678,819
Great Portland Estates PLC	450,000	5,960,621
Hammerson PLC	200,000	5,724,309
Helical Bar PLC	39,295	362,446
Hirco PLC*	400,000	3,204,504
Land Securities Group PLC	330,000	11,486,163
Minerva PLC*	250,000	1,764,023
Northern European Properties Ltd.*	800,000	1,200,230
Safestore Holdings Ltd.*	791,910	3,025,443
Slough Estates PLC	320,000	3,993,466
Songbird Estates PLC "B"	320,000	1,764,377
South African Property Opportunities PLC*	1,500,000	3,343,488
Terrace Hill Group PLC	1,364,669	2,691,847
Unite Group PLC	170,000	1,366,718
Workspace Group PLC (REIT)	220,000	1,763,710
(Cost $72,385,051)		69,584,756
United States 39.1%
AMB Property Corp. (REIT)	118,200	6,290,604
American Campus Communities, Inc. (REIT)	30,000	848,700
Apartment Investment & Management Co. "A" (REIT)	151,500	7,638,630
Archstone-Smith Trust (REIT)	34,600	2,045,206
AvalonBay Communities, Inc. (REIT)	121,800	14,479,584
BioMed Realty Trust, Inc. (REIT)	121,200	3,044,544
Boston Properties, Inc. (REIT)	75,550	7,715,921
BRE Properties, Inc. (REIT)	60,100	3,563,329
Brookfield Properties Corp.	263,400	6,403,254
Cogdell Spencer, Inc. (REIT)	33,550	690,795
DiamondRock Hospitality Co. (REIT)	265,600	5,067,648
Digital Realty Trust, Inc. (REIT)	131,000	4,936,080
Douglas Emmett, Inc. (REIT)	75,150	1,859,211
Equity Lifestyle Properties, Inc. (REIT)	88,500	4,618,815
Essex Property Trust, Inc. (REIT)	64,350	7,483,905
Eurocastle Investment Ltd. (REIT)	50,000	2,309,123
Federal Realty Investment Trust (REIT)	99,600	7,695,096
FelCor Lodging Trust, Inc. (REIT)	198,550	5,168,256
General Growth Properties, Inc. (REIT)	307,200	16,266,240
Healthcare Realty Trust, Inc. (REIT)	28,900	802,842
Host Hotels & Resorts, Inc. (REIT)	380,600	8,799,472
LaSalle Hotel Properties (REIT)	129,150	5,607,693
LTC Properties, Inc. (REIT)	134,195	3,052,936
Mack-Cali Realty Corp. (REIT)	125,300	5,449,297
Nationwide Health Properties, Inc. (REIT)	161,450	4,391,440
Parkway Properties, Inc. (REIT)	51,550	2,475,947
Post Properties, Inc. (REIT)	65,000	3,388,450
ProLogis (REIT)	182,550	10,387,095
Public Storage (REIT)	125,250	9,621,705
Regency Centers Corp. (REIT)	157,100	11,075,550
Senior Housing Properties Trust (REIT)	143,350	2,917,173
Simon Property Group, Inc. (REIT)	253,200	23,557,728
SL Green Realty Corp. (REIT)	132,450	16,409,230
Starwood Hotels & Resorts Worldwide, Inc.	90,400	6,063,128
Strategic Hotels & Resorts, Inc. (REIT)	62,000	1,394,380
Tanger Factory Outlet Centers, Inc. (REIT)	146,000	5,467,700
Taubman Centers, Inc. (REIT)	49,750	2,468,098
The Macerich Co. (REIT)	92,050	7,586,761
Ventas, Inc. (REIT)	166,900	6,050,125
Vornado Realty Trust (REIT)	161,717	17,762,995
(Cost $281,646,152)		262,854,686
Total Common Stocks (Cost $644,923,435)		648,339,058
	Principal Amount (EUR)	Value ($)

Corporate Bond 0.0%
Germany
Colonia Real Estate AG, 1.875%, 12/7/2011 (Cost $167,927)	126,000	176,231
	Shares	Value ($)

Closed-End Investment Companies 0.5%
United Kingdom 0.4%
North Real Estate Opportunities Fund Ltd.* (Cost $2,787,013)	2,000,000	2,761,037
United States 0.1%
Macau Property Opportunities Fund Ltd.* (Cost $354,499)	177,757	444,076
Total Closed-End Investment Companies (Cost $3,141,512)		3,205,113

Rights 0.0%
Australia 0.0%
Valad Property Group*	1,037,087	57,151
Westfield Group*	34,230	13,349
(Cost $0)		70,500
Hong Kong 0.0%
New World Development Co., Ltd.* (Cost $0)	16,483	0
Total Rights (Cost $0)		70,500

Cash Equivalents 0.5%
Cash Management QP Trust, 5.34% (b) (Cost $3,357,993)	3,357,993	3,357,993
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $651,590,867)+	97.5	655,148,895
Other Assets and Liabilities, Net	2.5	16,536,118
Net Assets	100.0	671,685,013
* Non-income producing security.
+ The cost for federal income tax purposes was $666,084,714. At June 30, 2007, net unrealized depreciation for all securities based on tax cost was $10,935,819. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $28,539,464 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $39,475,283.
(a) Securities with the same description are the same corporate entity but trade on diffferent stock exchanges.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

CVA: Certificaten Van Aandelen

GDR: Global Depositary Receipt

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2007 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $648,232,874)	$ 651,790,902
Investment in Cash Management QP Trust (cost $3,357,993)	3,357,993
Total investments in securities, at value (cost $651,590,867)	655,148,895
Cash	2,847
Foreign currency, at value (cost $15,407,257)	15,405,452
Receivable for investments sold	9,057,711
Receivable for Fund shares sold	10,552,336
Dividends receivable	1,849,586
Interest receivable	28,891
Foreign taxes recoverable	66,557
Due from Advisor	49,760
Other assets	93,783
Total assets	692,255,818
Liabilities
Payable for investments purchased	18,580,581
Payable for Fund shares redeemed	898,781
Accrued offering costs	260,100
Accrued management fee	475,469
Other accrued expenses and payables	355,874
Total liabilities	20,570,805
Net assets, at value	$ 671,685,013
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(11,718,131)
Net unrealized appreciation (depreciation) on: Investments	3,558,028
Foreign currency related transactions	(56,812)
Accumulated net realized gain (loss)	17,637,950
Paid-in capital	662,263,978
Net assets, at value	$ 671,685,013

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of June 30, 2007 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($427,580,066 ÷ 36,102,279 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 11.84
Maximum offering price per share (100 ÷ 94.25 of $11.84)	$ 12.56

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($92,881,253 ÷ 7,795,709 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 11.91
Class S Net Asset Value, offering and redemption price(a) per share ($87,220,954 ÷ 7,363,787 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 11.84

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($64,002,740 ÷ 5,407,944 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 11.83
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2007 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $633,836)	$ 7,590,388
Interest — Cash Management QP Trust	309,826
Interest	71,944
Total Income	7,972,158
Expenses: Management fee	2,631,551
Administration fee	263,602
Services to shareholders	490,524
Custodian fee	196,123
Distribution service fees	798,696
Auditing	32,904
Legal	14,491
Trustees' fees and expenses	6,427
Offering expenses	310,691
Reports to shareholders	74,355
Registration fees	35,151
Other	39,234
Total expenses before expense reductions	4,893,749
Expense reductions	(606,149)
Total expenses after expense reductions	4,287,600
Net investment income	3,684,558
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	17,969,068
Foreign currency related transactions	(240,696)
17,728,372
Net unrealized appreciation (depreciation) during the period on: Investments	(35,345,471)
Foreign currency related transactions	(59,660)
(35,405,131)
Net gain (loss) on investment transactions	(17,676,759)
Net increase (decrease) in net assets resulting from operations	$ (13,992,201)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2007 (Unaudited)	Period Ended December 31, 2006*
Operations: Net investment income	$ 3,684,558	$ 1,219,267
Net realized gain (loss) on investment transactions	17,728,372	5,523,731
Net unrealized appreciation (depreciation) during the period on investment transactions	(35,405,131)	38,906,347
Net increase (decrease) in net assets resulting from operations	(13,992,201)	45,649,345
Distributions to shareholders from: Net investment income: Class A	(10,909,167)	(3,368,642)
Class C	(1,391,176)	(172,723)
Class S	(1,135,470)	(236,514)
Institutional Class	(620,923)	(67,120)
Net realized gains: Class A	(2,274,922)	(1,122,852)
Class C	(443,623)	(95,427)
Class S	(228,068)	(76,295)
Institutional Class	(122,583)	(21,227)
Fund share transactions: Proceeds from shares sold	425,348,668	303,608,242
Reinvestment of distributions	15,965,164	4,988,161
Cost of shares redeemed	(78,263,455)	(9,350,407)
Redemption fees	11,791	6,437
Net increase (decrease) in net assets from Fund share transactions	363,062,168	299,252,433
Increase (decrease) in net assets	331,944,035	339,740,978
Net assets at beginning of period	339,740,978	—
Net assets at end of period (including accumulated distributions in excess of net investment income of $11,718,131 and $1,345,953, respectively)	$ 671,685,013	$ 339,740,978
* For the period from July 5, 2006 (commencement of operations) to December,31 2006.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2007[a]	2006[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.22	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.10	.08
Net realized and unrealized gain (loss) on investment transactions	(.04)	2.34
Total from investment operations	.06	2.42
Less distributions from: Net investment income	(.36)	(.15)
Net realized gain on investment transactions	(.08)	(.05)
Total distributions	(.44)	(.20)
Redemption fee	.00***	.00***
Net asset value, end of period	$ 11.84	$ 12.22
Total Return (%)[d,e]	.25**	24.26**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	428	288
Ratio of expenses before expense reductions (%)	1.77*	1.97*
Ratio of expenses after expense reductions (%)	1.51*	1.51*
Ratio of net investment income (%)	.75**	1.39*
Portfolio turnover rate (%)	35**	28**
[a] For the six months ended June 30, 2007 (Unaudited).
[b] For the period from July 5, 2006 (commencement of operations) to December 31, 2006.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended December 31,	2007[a]	2006[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.23	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.04	.02
Net realized and unrealized gain (loss) on investment transactions	(.04)	2.35
Total from investment operations	.00	2.37
Less distributions from: Net investment income	(.24)	(.09)
Net realized gain on investment transactions	(.08)	(.05)
Total distributions	(.32)	(.14)
Redemption fee	.00***	.00***
Net asset value, end of period	$ 11.91	$ 12.23
Total Return (%)[d,e]	(.23)**	23.75**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	93	27
Ratio of expenses before expense reductions (%)	2.49*	2.51*
Ratio of expenses after expense reductions (%)	2.46*	2.45*
Ratio of net investment income (%)	.28**	.45*
Portfolio turnover rate (%)	35**	28**
[a] For the six months ended June 30, 2007 (Unaudited).
[b] For the period from July 5, 2006 (commencement of operations) to December 31, 2006.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended December 31,	2007[a]	2006[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.23	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.10	.08
Net realized and unrealized gain (loss) on investment transactions	(.04)	2.36
Total from investment operations	.06	2.44
Less distributions from: Net investment income	(.37)	(.16)
Net realized gain on investment transactions	(.08)	(.05)
Total distributions	(.45)	(.21)
Redemption fee	.00***	.00***
Net asset value, end of period	$ 11.84	$ 12.23
Total Return (%)[d]	.27**	24.41**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	87	20
Ratio of expenses before expense reductions (%)	1.74*	1.50*
Ratio of expenses after expense reductions (%)	1.41*	1.41*
Ratio of net investment income (%)	.80**	1.49*
Portfolio turnover rate (%)	35**	28**
[a] For the six months ended June 30, 2007 (Unaudited).
[b] For the period from July 5, 2006 (commencement of operations) to December 31, 2006.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended December 31,	2007[a]	2006[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.23	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.11	.09
Net realized and unrealized gain (loss) on investment transactions	(.05)	2.35
Total from investment operations	.06	2.44
Less distributions from: Net investment income	(.38)	(.16)
Net realized gain on investment transactions	(.08)	(.05)
Total distributions	(.46)	(.21)
Redemption fee	.00***	.00***
Net asset value, end of period	$ 11.83	$ 12.23
Total Return (%)[d]	.33**	24.35**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	64	5
Ratio of expenses before expense reductions (%)	1.39*	1.46*
Ratio of expenses after expense reductions (%)	1.36*	1.36*
Ratio of net investment income (%)	.83**	1.54*
Portfolio turnover rate (%)	35**	28**
[a] For the six months ended June 30, 2007 (Unaudited).
[b] For the period from July 5, 2006 (commencement of operations) to December 31, 2006.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS RREEF Global Real Estate Securities Fund (the "Fund") is a non-diversified series of DWS Advisor Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in Cash Management QP Trust and closed end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

In September 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of June 30, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns. Management has evaluated the application of FIN 48 and has determined there is no impact on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Offering Costs. Offering costs for the Fund were incurred in connection with the offering of shares and are being amortized over one year.

Redemption Fees. For the period from January 1, 2007 through March 11, 2007, the redemption or exchange of shares held for less than 30 days were assessed a fee of 2% of the total amount redeemed or exchanged. Effective March 12, 2007, the Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific series of the Trust, including the Fund, are allocated to that series. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the series in the Trust including the Fund.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. At year end, the Fund recharacterizes distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be based on available information at a later date and a recharacterization will be made in the following year. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding rates. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended June 30, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $518,742,225 and $177,275,929, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's sub-advisor.

Under the Investment Management Agreement the Fund pays a monthly management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	1.000%
Next $500 million of such net assets	.985%
Next $1 billion of such net assets	.960%
Next $2 billion of such net assets	.945%

RREEF America L.L.C. ("RREEF") is the subadvisor for the Fund. While DIMA is the investment advisor to the Fund, the day-to-day activities of managing the Fund's portfolio have been delegated to RREEF. DIMA compensates RREEF out of the management fee it receives from the Fund.

Pursuant to investment sub-subadvisory agreements between RREEF and Deutsche Asset Management International GmbH, RREEF Global Advisers Limited, Deutsche Asset Management (Hong Kong) Limited and Deutsche Investments Australia Limited (the "sub-subadvisors"), these entities act as sub-subadvisors to the Fund. As sub-subadvisors, under the supervision of the Board of Trustees, DIMA and RREEF, the sub-subadvisors manage the Fund's investments in specific foreign markets.

For the period from January 1, 2007 through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and proxy expense) to the extent necessary to maintain the annual expenses of each class as follows:

Class A	1.75%
Class C	2.45%
Class S	1.40%
Institutional Class	1.35%

In addition, for Class A shares, for the period from January 1, 2007 through June 30, 2007, the Advisor has voluntarily agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and proxy expense) to the extent necessary to maintain the annual expenses at 1.50%.

Accordingly, for the six months ended June 30, 2007, the Advisor waived a portion of its investment management fee pursuant to the Investment Management Agreement of $56,652 and charged $2,574,899, which was equivalent to an annualized effective rate of 0.98% of the Fund's average daily net assets.

In addition, for the six months ended June 30, 2007, the Advisor waived $11,782 of other expenses for Class S shares.

Administration Fee. Pursuant to the Administration Services Agreement with DIMA, the Advisor provides most administrative services to the Fund. For all services provided under the Administration Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2007, DIMA received an Administration Fee of $263,602, of which $53,316 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, was the Fund's transfer agent, dividend-paying agent and shareholder service agent for Class S shares of the Fund. Effective April 1, 2007, DWS-SSC merged with DWS-SISC. The Board of the Fund approved a new transfer agency agreement between the Fund and DWS-SISC. The new transfer agency agreement is identical in substance to the previous transfer agency agreement for the Fund, except for the named transfer agent. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC (through March 31, 2007) and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended June 30, 2007, the amounts charged to the Fund by DWS-SISC and DWS-SSC (through March 31, 2007) were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at June 30, 2007
Class A	$ 311,118	$ 311,118	$ —
Class C	35,300	4,759	8,604
Class S	70,609	70,609	—
Institutional Class	1,186	1,186	—
	$ 418,213	$ 387,672	$ 8,604

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the six months ended June 30, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at June 30, 2007
Class C	$ 270,700	$ 59,615

In addition, DWS-SDI provides information and administration services for a fee ("Service Fee") to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended June 30, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at June 30, 2007	Annualized Effective Rate
Class A	$ 437,763	$ 150,043	$ —	.15%
Class C	90,233	—	18,510.25%
	$ 527,996	$ 150,043	$ 18,510

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended June 30, 2007 aggregated $169,048.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates of 1% for Class C, of the value of the shares redeemed. For the six months ended June 30, 2007, the CDSC for Class C shares aggregated $10,834. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. There were no CDSC fees charged for Class A shares for the six months ended June 30, 2007.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $28,669, of which $7,437 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Concentration of Ownership

From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. In addition, the Advisor owns 2.0% of the outstanding shares of the Fund as of June 30, 2007.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended June 30, 2007		Period Ended December 31, 2006*
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	15,197,759	$ 191,705,462	23,940,309	$ 256,468,752
Class C	6,184,594	78,523,764	2,191,276	24,693,852
Class S	7,176,898	90,056,150	1,633,303	18,107,259
Institutional Class	5,352,259	65,063,292	428,325	4,338,379
		$ 425,348,668		$ 303,608,242
Shares issued to shareholders in reinvestment of distributions
Class A	1,021,763	$ 12,802,706	371,807	$ 4,405,919
Class C	112,736	1,424,980	18,503	219,449
Class S	79,475	995,824	23,172	274,815
Institutional Class	59,238	741,654	7,424	87,978
		$ 15,965,164		$ 4,988,161
Shares redeemed
Class A	(3,645,835)	$ (45,264,009)	(783,524)	$ (8,944,812)
Class C	(708,552)	(8,734,259)	(2,848)	(32,782)
Class S	(1,517,657)	(19,065,040)	(31,404)	(372,813)
Institutional Class	(439,302)	(5,200,147)	—	—
		$ (78,263,455)		$ (9,350,407)
Redemption fees		$ 11,791		$ 6,437
Net increase (decrease)
Class A	12,573,687	$ 159,250,292	23,528,592	$ 251,932,358
Class C	5,588,778	71,215,750	2,206,931	24,880,608
Class S	5,738,716	71,991,117	1,625,071	18,013,110
Institutional Class	4,972,195	60,605,009	435,749	4,426,357
		$ 363,062,168		$ 299,252,433
* For the period from July 5, 2006 (commencement of operations) to December 31, 2006.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Portfolio may borrow up to a maximum of 33 1/3 percent of its net assets under the agreement.

G. Real Estate Concentration Risk

The Fund concentrates its investments in real estate securities, including REITs. A fund with a concentrated portfolio is vulnerable to the risks of the industry in which it invests and is subject to greater risks and market fluctuations than funds investing in a broader range of industries. Real estate securities are susceptible to the risks associated with direct ownership of real estate such as declines in property values; increases in property taxes, operating expenses, interest rates or competition; zoning changes; and losses from casualty and condemnation.

H. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile than those of comparable securities of issuers in the United States of America.

I. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Account Management Resources

For shareholders of Classes A, C and Institutional Class
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class C	Institutional Class
Nasdaq Symbol	RRGAX	RRGCX	RRGIX
CUSIP Number	23336Y 672	23336Y 664	23336Y 656
Fund Number	465	765	811
For shareholders of Class S
Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	RRGTX
Fund Number	2365

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2006

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS RREEF Global Real Estate Securities Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 24, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS RREEF Global Real Estate Securities Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 24, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	August 24, 2007